UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 25, 2005
                                                _____________________________


                            TD Banknorth Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



        Delaware                     000-51179                    01-0437984
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine               04112-9540
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________



                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
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     On October 25, 2005, Bharat B. Masrani was elected to the Board of
Directors of TD Banknorth Inc. ("TD Banknorth"). Mr. Masrani is currently the Executive Vice President for Risk Management of The Toronto-Dominion Bank
("TD"), the majority stockholder of TD Banknorth.   TD has announced that,
effective November 1, 2005, Mr. Masrani will be Vice Chair and Chief Risk Officer of TD.

     TD and TD Banknorth are parties to an amended and restated stockholders agreement, dated as of August 24, 2005 (the "Stockholders Agreement"), which was entered into in connection with TD's acquisition of a majority of the outstanding TD Banknorth common stock. The Stockholders Agreement addresses TD's ability to acquire and transfer TD Banknorth securities, governance rights and related matters. The Stockholders Agreement, and related provisions of the TD Banknorth Certificate of Incorporation and Bylaws, permit TD to nominate and elect a separate class of directors (designated as Class B directors) to the TD Banknorth Board of Directors. TD initially elected three Class B directors at the time of the acquisition, but generally it may increase that number at any time to a majority of the entire board. Mr. Masrani was elected to the TD Banknorth Board of Directors as a Class B director by TD on October 25, 2005. Mr. Madrani will serve on the Board Risk Committee of the TD Banknorth Board of Directors.

     Additional information concerning Mr. Masrani and his election to the TD Banknorth Board of Directors is contained in a press release dated October 26, 2005, which is included as Exhibit 99 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this report:

     Exhibit No.         Description
     ----------          -----------

     99                  Press Release, dated October 26, 2005









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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               TD BANKNORTH INC.


                               By:  /s/ Peter J. Verrill
                                    ---------------------------------
                                    Name:  Peter J. Verrill
                                    Title: Senior Executive Vice President and
                                           Chief Operating Officer

Date:  October 26, 2005